DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

Registration No. 811-03363
FORM N-SAR
Annual Period Ended December 31, 2009

SUB-ITEM 77Q.1: Exhibits

Exhibit Reference

77.Q.1 Certificate of Amendment to Agreement and Declaration of Trust of Delaware
Group Limited-Term Government Funds dated August 18, 2009, attached as
Exhibit.